UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K


                                  CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report
(Date of earliest
event reported):  October 25, 2013


Sequoia Mortgage Trust 2013-3
(Exact name of issuing entity as specified in its charter)


Sequoia Residential Funding, Inc.
(Exact name of depositor as specified in its charter)


RWT Holdings, Inc.
(Exact name of sponsor(s) as specified in its charter)


New York                       333-179292-08              38-3903315
(State or other                (Commission                38-3903316
jurisdiction                   File Number)             (IRS Employer
of Incorporation)                                  Identification No.)


c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD                                         21045
(Address of principal executive offices)            (Zip Code)


Telephone number, including area code:  (410) 884-2000


Not applicable
(Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


Item 1.01 Entry into a Material Definitive Agreement.

On October 25, 2013, Sequoia Residential Funding, Inc. (the "Registrant") entered into Amendment No. 1 (the "Amendment") to Pooling and Servicing Agreement, dated as of February 1, 2013, by and among the Registrant, as depositor, Christiana Trust, a Division of Wilmington Savings Fund Society, FSB, as trustee, and Wells Fargo Bank, N.A. ("Wells Fargo"), as master servicer and securities administrator. Registrant has been informed that Wells Fargo intends to resign as securities administrator (and certain related capacities) of the Sequoia Mortgage Trust 2013-3, but retain its role as master servicer. The Amendment makes certain technical revisions that will facilitate the resignation by Wells Fargo and the appointment of a successor securities administrator.

The Amendment is filed as Exhibit 4.1 to this Form 8-K.


Item 8.01 Other Events.

On October 28, 2013, Wells Fargo delivered its Notice of Resignation of Securities Administrator, Authenticating Agent, Certificate Registrar, Paying Agent and Rule 17g-5 Information Provider (the "Advance Notice") to Registrant. The Advance Notice states the intent of Wells Fargo to resign as securities administrator (and certain related capacities) and as paying agent of the Sequoia Mortgage Trust 2013-3, effective 11:59 pm EST, December 31, 2013. The Advance Notice also states that Wells Fargo will retain its role as master servicer and custodian. Registrant and the Trustee of Sequoia Mortgage Trust 2013-3 are negotiating with another commercial bank that satisfies the eligibility criteria under the Pooling and Servicing Agreement to replace Wells Fargo and become successor securities administrator and successor paying agent, such replacement to become effective as of January 1, 2014. No expenses associated with the transfer of securities administration and paying agent duties will be borne by Certificateholders.

The Advance Notice is filed as Exhibit 99.1 to this Form 8-K.


Item 9.01(d) Financial Statements and Exhibits.

4.1 Final executed Amendment No. 1 dated October 25, 2013 to Pooling and Servicing Agreement, dated as of February 1, 2013, by and among Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a Division of Wilmington Savings Fund Society, FSB, as trustee, and Wells Fargo Bank, N.A., as master servicer and securities administrator.

99.1 Notice of Resignation of Securities Administrator, Authenticating Agent, Certificate Registrar, Paying Agent and Rule 17g-5 Information Provider, by Wells Fargo Bank, N.A., dated as of October 28, 2013.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Sequoia Residential Funding, Inc.
(Depositor)

/s/ John Isbrandtsen
John Isbrandtsen, Chairman of the Board and Chief
Executive Officer

Date: October 30, 2013

EXHIBIT INDEX

Exhibit Number

EX-4.1 Final executed Amendment No. 1 dated October 25, 2013 to Pooling and Servicing Agreement, dated as of February 1, 2013, by and among Sequoia Residential Funding, Inc., as depositor, Christiana Trust, a Division of Wilmington Savings Fund Society, FSB, as trustee, and Wells Fargo Bank, N.A., as master servicer and securities administrator.

EX-99.1 Notice of Resignation of Securities Administrator, Authenticating Agent, Certificate Registrar, Paying Agent and Rule 17g-5 Information Provider, by Wells Fargo Bank, N.A., dated as of October 28, 2013.